Exhibit 10.18

        AMENDED AND RESTATED INVENTORY AND RECEIVABLES PURCHASE AGREEMENT

This Amended and Restated Inventory and Receivables Purchase Agreement (the "Agreement") is entered into as of April 10, 2006 by and between Intraop Medical Corporation, a Nevada Corporation ("Company") and E.U. Capital Venture, Inc., a Nevada Corporation and E.U.C. Holding, a Danish corporation (together, "Buyer").

                                    RECITALS

     WHEREAS, Company and Buyer entered into an Inventory and Receivables Purchase Agreement dated as of August 16, 2005 (the "Original Agreement").

     WHEREAS, Company and Buyer desire to amend and restate the Original Agreement in its entirety as set forth below.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, the parties hereby agree as follows:

1.   Definitions:

     1.1. "Inventory" shall mean the various kinds of inventory Company customarily holds for sale to its end customers, which inventory shall include among other things, Mobetron systems, surgical tables, accessories, and repair parts.

     1.2. "Factored Inventory" shall mean Inventory and the related Receivable for that Inventory.

     1.3. "Receivable" shall mean a purchase order or other contract for the sale of Inventory to Company's end-user customer and all monies due thereunder.


2.   Terms and Conditions :

     2.1. Buyer will purchase up to $3,000,000 of combined Inventory and Factored Inventory from Company, on a revolving basis, upon the terms and conditions set forth herein:

     2.2. Buyer agrees to purchase, at the request of Company, Inventory as shown on Exhibit A attached hereto, as such may be updated from time to time. The purchase price of Inventory purchased hereunder shall be ninety percent (90%) of the invoice price paid by Company to its vendors for such Inventory.


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

     2.3. Buyer agrees to purchase, at the request of Company, Factored Inventory as shown on Exhibit B attached hereto, as such may be updated from time to time. The purchase price of Factored Inventory shall be eighty percent (80%) of the face amount of the Receivable relating to such Factored Inventory. To the extent that Company finds end-user customers for Inventory already sold to Buyer and Buyer requests that such Inventory be considered Factored Inventory, Buyer agrees to remit to Company the difference between (a) eighty percent (80%) of the amount of the Receivable due for such Factored Inventory and (b) the amount already paid to Company pursuant to the sale of that Inventory to Buyer.

     2.4. Upon the sale of Inventory to Buyer, Company will execute and deliver to Buyer:

     (a) A Bill of Sale for such Inventory in substantially the form of Exhibit C attached hereto;
     (b)  Copies of all invoices relating to the Inventory; and
     (c) Copies of checks or other forms of proof of payment relating to the Inventory.

     2.5. Upon sale of Factored Inventory to Buyer, Company will execute and deliver to Buyer:

     (a) A Bill of Sale and Assignment of Receivables in substantially the form of Exhibit D hereto;
     (b) Copies of the purchase order or other contract comprising the Receivable;
     (c)  Copies of all invoices relating to the Inventory; and
     (d) Copies of checks or other forms of proof of payment relating to the Inventory.

     2.6. Company hereby acknowledges and agrees that Buyer may file one or more UCC financing statements in appropriate jurisdictions as notice of it ownership interest in the Inventory and Factored Inventory.

     2.7. Inventory and Factored Inventory purchased by Buyer will be stored free-of-charge to Buyer by Company at such locations as Company customarily warehouses its own inventory and Company will provide for the same care, safekeeping, and insurance of Buyer's Inventory as Company customarily keeps for its own Inventory, provided however, that Company will not be required to insure or provide any other form of surety for Receivables related to Factored Inventory.

     2.8. Buyer covenants not to sell, dispose of, pledge, grant an interest in, or otherwise encumber Inventory or Factored Inventory that Buyer purchases from Company, and agrees to hold such Inventory and Factored Inventory free and clear of all liens and encumbrances for later repurchase by Company.


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

     2.9. Company agrees to pay interest to Buyer on the outstanding balance of Inventory purchased by Buyer at the rate of twelve percent (12%) per annum, compounded monthly. Interest payments on Inventory shall be due by the 5th day of each month.

     2.10. Company agrees to pay interest to Buyer on the outstanding balance of Factored Inventory purchased by Buyer at the rate of twenty-four percent (24%) per annum, compounded monthly, such interest to be paid from the proceeds from the liquidation of the Receivable as and when paid by the Receivable counterparty.

     2.11. Company agrees to notify and request that all payments received relating to Factored Inventory be remitted by wire directly to Buyer at the wire address shown on Exhibit E hereto. To the extent that Company receives any monies from its customers related to Factored Inventory prior to repurchase or repayment of all outstanding sums due Buyer for that same Factored Inventory, Company will immediately remit to Buyer the lesser of the (a) amount received by Company or (b) the amount required to complete the repurchase of the Factored Inventory from Buyer, including any interest thereon.

     2.12. To the extent Buyer receives payments for Inventory or Factored Inventory in excess of the amounts required for the Company to repurchase such Inventory or Factored Inventory, and unless otherwise directed by Company to apply such sums to the repurchase of other Inventory or Factored Inventory, Buyer will immediately remit such sums to Company at the wire address set forth in Exhibit F.

     2.13. From time to time, Company may repurchase Inventory and Factored Inventory from Buyer. The repurchase price of Inventory and Factored Inventory shall be the same price that Buyer paid to Company for such Inventory or Factored Inventory, plus any outstanding and unpaid interest thereon net of any prior payments received by Buyer from Company or otherwise.

     2.14. Upon repurchase of Inventory, Buyer will execute a Bill of Sale in substantially the form of Exhibit C hereto and, to the extent applicable, will also execute UCC termination statements as requested by Company to evidence Buyer's release of its ownership interest in such Inventory. Upon repurchase of Factored Inventory, Buyer will execute a Bill of Sale and Assignment of Receivables in substantially the form of Exhibit D hereto and, to the extent applicable, will also execute UCC termination statements as requested by Company to evidence Buyer's release of its ownership interest in the Factored Inventory.

     2.15. To the extent that orders for its products can be satisfied from Inventory purchased by Buyer, Company agrees to preferentially fill such orders through the repurchase of such Inventory from Buyer.


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

3.   Term; Termination:

     3.1. This Agreement will commence as of the date of this Agreement and will continue for a period of one (i) year thereafter unless terminated earlier in accordance with this Section 3. This Agreement shall automatically renew for successive one (1) year terms unless either party gives written notice of termination to the other party not less than sixty (60) days prior to the end of any one-year term.

     3.2. This Agreement may be terminated immediately upon written notice:

         (a) by either party if the other party breaches any other material provision of this Agreement and fails to cure such breach within thirty (30) days after receipt of written notice of such breach from the non-breaching party; or

         (b) by either party if the other party (i) becomes insolvent, (ii) makes an assignment for the benefit of creditors, (iii) files or has filed against it a petition in bankruptcy or seeking reorganization, (iv) has a receiver appointed, or (v) institutes any proceedings for the liquidation or winding up; provided, however, that, in the case any of the foregoing is involuntary, such party will only be in breach if such petition or proceeding has not been dismissed within ninety (90) days.

     3.3. Should this Agreement not be renewed at the end of its term by Buyer, Company shall, within one hundred twenty (120) days following the termination of this Agreement, repurchase all Inventory and Factored Inventory as per the terms and conditions stated above.

4.   General

     4.1. Neither party will be liable to the other party for any loss or damage resulting from any delay or failure to perform all or any part of this Agreement, except for failure to pay monies due, if such delay or failure is caused, in whole or in part, by circumstances beyond its control and not as a result of its own negligence. Such circumstances include, without limitation, acts of God, strikes, lockouts, riots, acts of war, acts of violence, earthquakes, floods, fire and explosions.

     4.2. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one day after the business day of delivery by facsimile transmission, if deliverable by facsimile transmission, with copy by first class mail, postage prepaid, and shall be addressed as follows:


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

                          Intraop Medical Corporation
                          570 Del Rey Avenue
                          Sunnyvale, California 94085
                          Attention: Chief Financial Officer
                          Fax: 408-636-0022
                          Ph: 408-636-1020

If to Buyer:
                          E.U. Capital Venture
                          15720 Simoni Drive
                          San Jose, CA 95127


     4.3. This Agreement shall be governed by and construed in accordance with the substantive laws of the United States and the State of California, without regard to or application of California's conflicts of law rules. Any litigation arising out of or relating to this Agreement shall take place exclusively in the appropriate state or federal court having jurisdiction in Santa Clara County, California, and each party hereby irrevocably consents to the jurisdiction of such courts.

     4.4. Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. Any waiver, amendment, supplementation or other modification or supplementation of any provision of this Agreement will be effective only if in writing and signed by both parties.

     4.5. If for any reason a court of competent jurisdiction finds any provision or portion of this Agreement to be unenforceable, that provision of this Agreement will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue unmodified except as necessary to avoid unfairness.

     4.6. This Agreement will be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns; provided, however, that neither party may assign any of its rights, obligations, or privileges under this Agreement without the prior written consent of the other party. Notwithstanding the foregoing, however, Company may assign this Agreement in connection with an asset sale, merger, acquisition, corporate reorganization or the like. Any attempted assignment in violation of this Section shall be void.


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

     4.7. This Agreement represents the entire agreement between the parties hereto concerning the subject matter hereof and supersedes any and all prior or contemporaneous correspondence, quotations and negotiations. This Agreement supersedes and will take precedence over any conflicting terms in any purchase order invoice, confirmation or other similar document.

     4.8. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by telecopy or facsimile and execution in such manner shall constitute an original.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first written above.

                                    COMPANY:

                                    Intraop Medical Corporation


                                    By: /s/ Howard Solovei
                                        ------------------
                                        Howard Solovei
                                        Chief Financial Officer



                                    BUYER:

                                    E.U. Capital Venture, Inc


                                    By: /s/ Yvonne Morkner
                                        ------------------
                                        Yvonne Morkner
                                        Secretary/Treasurer



                                    BUYER

                                    E.U.C. Holding


                                    By: /s/ Yvonne Morkner for Mogens Simonsen
                                        --------------------------------------
                                        Mogens Simonsen
                                        President

                                    EXHIBIT A

                                    Inventory

                                    EXHIBIT B

                               Factored Inventory

                                    EXHIBIT C

                                  Bill of Sale
                                  ------------
                                  BILL OF SALE
                                  ------------


         KNOW ALL MEN BY THESE PRESENTS THAT:

     ___________________,  a  ____________  corporation  ("Seller"),  FOR AND IN
CONSIDERATION of _________________________ Dollars ($________________) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby grant, bargain, sell, convey, transfer, assign, set over and deliver unto ____________________ ("Buyer"), its successors and assigns, the assets listed in Exhibit A attached hereto.

     TO HAVE AND TO HOLD all of the properties, assets and rights granted and transferred hereby, with the appurtenances thereof, unto Buyer, its successors and assigns forever, to it and their own use and benefit.

     Seller for itself and its successors and assigns, does hereby covenant with Buyer, its successor and assigns, that Seller and its successors and assigns will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered all such further acts, deeds, bills of sale, transfers, assignments and conveyances, powers of attorney, conveying and confirming unto Buyer, its successors and assigns, all and singular, the properties hereby granted, sold, assigned, transferred, conveyed and delivered as Buyer, its successors or assigns, shall reasonably require, provided, however, that Buyer, its successors and assigns shall prepare all necessary documentation.

     IN WITNESS WHEREOF, Seller, has caused this instrument to be signed in its name by its duly authorized officer to be effective as of the ___ day of ________, 200__.

                                     SELLER:


                                     By:
                                          ---------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT D

                   Bill of Sale and Assignment of Receivables
                   ------------------------------------------

                   BILL OF SALE AND ASSIGNMENT OF RECEIVABLES
                   ------------------------------------------



         KNOW ALL MEN BY THESE PRESENTS THAT:

     ___________________,  a  ____________  corporation  ("Seller"),  FOR AND IN
CONSIDERATION of _________________________ Dollars ($________________) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby grant, bargain, sell, convey, transfer, assign, set over and deliver unto ____________________ ("Buyer"), its successors and assigns, the assets listed in Exhibit A attached hereto.

     NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

     Seller does hereby convey, grant, bargain, sell, transfer, assign and deliver unto Buyer, its successors and assigns, and Buyer does hereby purchase all right, title and interest of Seller in and to the assets specified below:

     (a)  The assets listed on Exhibit A attached hereto.

     (b)  The rights of Seller under the  contracts,  agreements,  sales orders,
          purchase  orders  and  other   commitments   relating  to  the  assets
          specifically listed on Exhibit A.

     TO HAVE AND TO HOLD all of the properties, assets and rights granted and transferred hereby, with the appurtenances thereof, unto Buyer, its successors and assigns forever, to it and their own use and benefit.

     Seller for itself and its successors and assigns, does hereby covenant with Buyer, its successor and assigns, that Seller and its successors and assigns will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered all such further acts, deeds, bills of sale, transfers, assignments and conveyances, powers of attorney, conveying and confirming unto Buyer, its successors and assigns, all and singular, the properties hereby granted, sold, assigned, transferred, conveyed hand delivered as Buyer, its successors or assigns, shall reasonably require, provided, however, that the Buyer, its successors and assigns shall prepare all necessary documentation.

     This Bill of Sale and Assignment of Receivables may be simultaneously executed in two or more counterparts, each of which as so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Seller, has caused this instrument to be signed in its name by its duly authorized officer to be effective as of the ___ day of ________, 200__.

                                     SELLER


                                     By:
                                          ---------------------------------
                                          Name:      Howard Solovei
                                          Title:     CFO


                                     BUYER


                                     By:
                                          ---------------------------------
                                          Name:
                                          Title: